                                 Exhibit 10.1

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                                               RECONCILIATION REPORT

                                                                           ISSUE DATE:                   00-Jan-00
DEAL NAME:        GREENPOINT HOME EQUITY LOAN TRUST 2000-2                 DISTRIBUTION DATE:            16-Jan-01
                  Home Equity Loan Asset-Backed Securities, Series 2000-2  DETERMINATION DATE            00-Jan-00
                                                                           RUN DATE:                     08-Jan-01
                                                                                                       01:03:37 PM
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I.  CASH RECONCILIATION
--------------------------------------------------------------------------------------------------------------------

A.  Cash Available for Distribution                               Group 1           Group 2              Total
                                                                  -------           -------              -----
Net Collections Interest Collections - per Servicer Report   $   2,465,135.84   $    738,729.42     $   3,203,865.26
Principal Collections - per Servicer Report                  $  10,002,253.92   $  4,781,707.40     $  14,783,961.32
Residual Advance                                             $           0.00   $          0.00     $           0.00
Cash Released from Reserve Account                           $           0.00   $          0.00     $           0.00
Additional Balances                                            ($4,743,436.88)   ($1,982,496.63)      ($6,725,933.51)
                                                             --------------------------------------------------------
Total Deposit to Collection Account                          $   7,723,952.88   $  3,537,940.19     $  11,261,893.07

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II.  DISTRIBUTION SUMMARY AND RECONCILIATION
---------------------------------------------------------------------------------------------------------------------

A. Amounts Distributed:

Section 5.01
Trustee Fee                                                  $       1,964.84   $        569.68     $       2,534.52
Premium to Credit Enhancer                                   $      35,297.85   $     10,077.68     $      45,375.53
Freddie Mac Guarantee Fee                                    $      11,678.84   $          0.00     $      11,678.84
Investor Certificate Interest and Unpaid Investor            $   1,597,665.49   $    470,606.06     $   2,068,271.55
Certificate Interest

Reserve Fund Deposit / (Withdrawal)                          $      15,088.23   $    171,650.67     $     186,738.89

Class A Investor Certificate Principal Distributed           $   6,062,257.63   $  2,885,036.10     $   8,947,293.74
Management Fee                                               $           0.00   $          0.00     $           0.00
Residual Payment                                             $           0.00   $          0.00     $           0.00
                                                             -------------------------------------------------------

Total Distributions                                          $   7,723,952.88   $  3,537,940.19     $  11,261,893.07

Difference (Remains in Collections Account)                  $           0.00   $          0.00     $           0.00
                                                             =======================================================

Balance Reconciliation
----------------------
Loan Group Beginning Balance                                   261,978,031.56     75,956,692.59     $ 337,934,724.15
Loan Group Ending Balance                                      256,719,214.52     73,157,481.82       329,876,696.34
                                                             --------------------------------------------------------
Change in Balance                                                5,258,817.04      2,799,210.77     $   8,058,027.81
Principal Collections                                           10,002,253.92      4,781,707.40     $  14,783,961.32
Liquidation Loss Amount                                                  0.00              0.00     $           0.00
Additional Balances                                              4,743,436.88      1,982,496.63     $   6,725,933.51
                                                             -------------------------------------------------------
Balance Check                                                            0.00              0.00                 0.00
                                                             =======================================================

                       GREENPOINT HOME EQUITY LOAN TRUST

                   Home Equity Loan Asset-Backed Securities

                                 Series 2000-2

                      Distribution Date: January 16, 2001

              Original        Beginning                                                                    Ending
              Investor         Investor                                       Investor                    Investor
             Certificate     Certificate                                     Certificate                 Certificate
              Principal       Principal         Principal      Interest     Distribution    Investor      Principal
Class          Balance         Balance        Distribution   Distribution      Amount      Loss Amount     Balance
-------------------------------------------------------------------------------------------------------------------------
 A-1        275,831,000.00  $262,773,929.17   $6,062,257.63  $1,597,665.49  $ 7,659,923.12    $0.00      $256,711,671.54
 A-2         77,669,000.00  $ 76,177,240.36   $2,885,036.10  $  470,606.06  $ 3,355,642.16    $0.00      $ 73,292,204.25
  R        $          0.00  $          0.00   $        0.00  $        0.00  $         0.00    $0.00      $          0.00
TOTAL      $353,500,000.00  $338,951,169.53   $8,947,293.74  $2,068,271.55  $11,015,565.29    $0.00      $330,003,875.79

                            AMOUNTS PER $1,000 UNIT

                            Beginning                                                  Ending
                             Investor                                   Investor      Investor
                           Certificate                                Certificate    Certificate
                            Principal      Principal     Interest     Distribution    Principal
Class          CUSIP         Balance     Distribution  Distribution      Amount        Balance
--------------------------------------------------------------------------------------------------
 A-1         395385AD9     952.66278689   21.97815921   5.79218975    27.77034895    930.68462768
 A-2         395385AE7     980.79337132   37.14527164   6.05912346    43.20439510    943.64809967

 Investor Certificate Rates

              Investor
            Certificate
Class           Rate
--------------------------

 A-1         6.84000%
 A-2         6.95000%

Investor Certificate Rates based on a LIBOR of:     6.71000%


PLEASE DIRECT ANY QUESTIONS OR COMMENTS TO THE FOLLOWING ADMINISTRATOR:

                                                           Steven Charles
                                                           Bank One, NA
                                                           1 Bank One Plaza
                                                           Chicago, IL 60670

                   Information pursuant to Section 8.8 of the
                      Pooling Agreement dated Sept. 1, 2000

                                                                             Group 1              Group 2
                                                                    -------------------------------------------
(i)       Unpaid Investor Certificate Interest Shortfall paid                   0.00                   0.00
          Per $1000 of Original Investor Certificate Principal
          Balance                                                          0.0000000              0.0000000

(ii)      Remaining Unpaid Investor Certificate Interest Shortfall              0.00                   0.00
          Per $1000 of Original Investor Certificate Principal
          Balance                                                          0.0000000              0.0000000

(iii)     Servicing Fee                                                   109,157.51              31,648.62
          Gross Interest Collections                                    2,574,293.35             770,378.04

(iv)      Original Pool Balance                                       272,350,187.97          77,615,878.87
          Beginning Pool Balance                                      261,978,031.56          75,956,692.59
          Loans Removed                                                         0.00                   0.00
          Loans Added                                                           0.00                   0.00
          Adjuated Beginning Pool Balance                             261,978,031.56          75,956,692.59
          Principal Collections                                        10,002,253.92           4,781,707.40
          Additional Balances                                           4,743,436.88           1,982,496.63
          Ending Pool Balance                                         256,719,214.52          73,157,481.82

(v)       Delinquency Information

                                          Group 1                                    Group 2
                        ---------------------------------------------------------------------------------------
                                                       % of Group                                 % of Group
                           Count         Balance           Bal          Count        Balance          Bal
                        ---------------------------------------------------------------------------------------
           30-59 days       76        3,662,540.43      1.426672%        15       1,084,826.84     1.482865%
           60-89 days       12        1,009,593.70      0.393268%         3         534,686.33     0.730870%
           90-119 days       3        1,246,746.90      0.485646%         1         189,279.60     0.258729%
          120-149 days       0                0.00      0.000000%         0               0.00     0.000000%
          150-179 days       0                0.00      0.000000%         0               0.00     0.000000%
           180 days or       0                0.00      0.000000%         0               0.00     0.000000%
              more

              Total         91        5,918,881.03      2.305586%        19       1,808,792.77     2.472465%


(vi)      Foreclosure, REO and Bankruptcy Information

                                          Group 1                                    Group 2
                        ---------------------------------------------------------------------------------------
                                                       % of Group                                 % of Group
                            Count         Balance          Bal          Count        Balance          Bal
                        ---------------------------------------------------------------------------------------
           Foreclosure        4         215,740.51      0.084038%         1       700,000.00       0.956840%
               REO            0               0.00      0.000000%         0             0.00       0.000000%
          Bankruptcies        9         397,515.01      0.154844%         1        40,436.13       0.055273%

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
                                                                              Group 1             Group 2
                                                                        ----------------------------------------
(vii)     Liquidation Loss Amount (Current Period)                               0.00                 0.00
          Liquidation Loss Amount (Cumulative)                                   0.00                 0.00

          Cumulative Liquidation Loss:
          Percentage of Original Balance                                         0.00%                0.00%
          Percentage of Current Balance                                          0.00%                0.00%

(viii)    Six Month Rolling Pool Delinquency Rate                                  NA                   NA

(ix)      Book Value of REO Properties                                           0.00                 0.00

(x)       Draws: Policy                                                          0.00
          Demand Note                                                            0.00

(xi)      Accelerated Principal Distribution Amount                        803,440.59            85,825.33

(xii)     Funds on deposit in the Reserve Fund (Beginning of Period)       388,752.51
          Reserve Fund Deposit                                             186,738.89
          Reserve Fund Withdrawal                                                0.00
          Funds on deposit in the Reserve Fund (End of Period)             575,491.40

(xiii)    Has an Event of Servicing Termination occurred?                                               NO
          Has an Insurer Default occurred?                                                              NO

(xiv)     Has the Managed Amortization period ended and the Rapid
             Amortization Period begun?                                                                 NO

(xv)      Specified Overcollateralization Amount                         6,127,879.23         1,746,357.27
          Overcollateralization Amount                                       7,542.98                 0.00
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